SUPPLEMENT

DATED FEBRUARY 3, 2012 TO

THE HARTFORD MUNICIPAL REAL RETURN FUND

(A SERIES OF THE HARTFORD MUTUAL FUNDS II, INC.)

PROSPECTUS AND SUMMARY PROSPECTUS

EACH DATED JANUARY 30, 2012

At a meeting of the Board of Directors of The Hartford Mutual Funds II, Inc. (the “Board”) on February 1, 2012, the Board approved a sub-advisory agreement with Wellington Management Company, LLP (“Wellington Management”) on behalf of The Hartford Municipal Real Return Fund (the “Fund”).  Accordingly, as of March 5, 2012, Wellington Management will serve as the sub-adviser for the Fund and Hartford Investment Management Company (“Hartford Investment Management”) will no longer serve as the sub-adviser for the Fund.

The Board also approved changes to the fee structure of the Fund.  Specifically, additional breakpoints will be added to the contractual management fee schedule for the Fund.

Sub-Adviser Change

Accordingly, as of March 5, 2012, the above referenced Prospectus and Summary Prospectus are revised as follows:

1.                                       Under the heading “PRINCIPAL INVESTMENT STRATEGY” in the Summary Prospectus and the heading “SUMMARY SECTION — PRINCIPAL INVESTMENT STRATEGY” in the Prospectus, the disclosure is deleted and replaced with the following:

PRINCIPAL INVESTMENT STRATEGY. The Fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal income tax and that the sub-adviser, Wellington Management Company, LLP (“Wellington Management”), considers to be attractive from a yield perspective while considering after-tax total return.  In order to maximize the Fund’s after-tax real return, the Fund will invest in inflation-linked securities or inflation-linked derivatives (such as forwards, options, futures contracts or swap agreements, including Consumer Price Index (CPI) swaps).  “Real return” equals total return less the estimated cost of inflation, generally measured by changes in an official inflation measure, such as the Consumer Price Index.  A significant portion of the Fund’s assets could be exposed to the effect of the Fund’s investments in inflation-linked derivatives, and is expected to range from 50% to 100%. The Fund may also utilize derivatives, including inverse floaters, to manage portfolio risk, to replicate securities the Fund could buy that are not currently available in the market or for other investment purposes.  The Fund may invest in variable rate bonds known as “inverse floaters” which pay interest at rates that bear an inverse relationship to changes in short-term market interest rates. The Fund has a policy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities the income from which is exempt from federal income tax; this policy cannot be changed without a shareholder vote.  The Fund primarily invests in tax-exempt obligations issued by states, territories, and possessions of the United States, and their political subdivisions, agencies and instrumentalities.  At least 80% of the tax-exempt obligations purchased by the Fund will be of “investment grade” quality.  The Fund may invest up to 20% of its assets in securities with income subject to federal income tax, including the Alternative Minimum Tax.

2.                                       Under the heading “PAST PERFORMANCE” in the Summary Prospectus and the heading “SUMMARY SECTION — PAST PERFORMANCE” in the Prospectus, the following bullet point is added after the first bullet point included under the first paragraph:

•                                          Reflect the Fund’s performance when the Fund’s portfolio was managed by a previous sub-adviser

3.                                       Under the heading “MANAGEMENT” in the Summary Prospectus and the heading “SUMMARY SECTION — MANAGEMENT” in the Prospectus, the disclosure is deleted and replaced with the following:

MANAGEMENT.  The Fund’s investment manager is Hartford Investment Financial Services, LLC.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since
Timothy D. Haney, CFA	Vice President and Fixed Income Portfolio Manager	2012

Brad W. Libby	Vice President and Fixed Income Credit Analyst	2012

Lindsay T. Politi	Vice President and Fixed Income Portfolio Manager	2012

4.                                       Under the heading “ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES — PRINCIPAL INVESTMENT STRATEGY” in the Prospectus, the disclosure is deleted and replaced with the following:

PRINCIPAL INVESTMENT STRATEGY. The Fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal income tax and that the sub-adviser, Wellington Management Company, LLP (“Wellington Management”), considers to be attractive from a yield perspective while considering after-tax total return.  In order to maximize the Fund’s after-tax real return, the Fund will invest in inflation-linked securities or inflation-linked derivatives (such as forwards, options, futures contracts or swap agreements, including Consumer Price Index (CPI) swaps).  “Real return” equals total return less the estimated cost of inflation, generally measured by changes in an official inflation measure, such as the Consumer Price Index.  A significant portion of the Fund’s assets could be exposed to the effect of the Fund’s investments in inflation-linked derivatives, and is expected to range from 50% to 100%. The Fund may also utilize derivatives, including inverse floaters, to manage portfolio risk, to replicate securities the Fund could buy that are not currently available in the market or for other investment purposes.  The Fund may invest in variable rate bonds known as “inverse floaters” which pay interest at rates that bear an inverse relationship to changes in short-term market interest rates. The Fund has a policy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities the income from which is exempt from federal income tax; this policy cannot be changed without a shareholder vote.  The Fund primarily invests in tax-exempt obligations issued by states, territories, and possessions of the United States, and their political subdivisions, agencies and instrumentalities.  At least 80% of the tax-exempt obligations purchased by the Fund will be of “investment grade” quality.  The Fund may invest up to 20% of its assets in securities with income subject to federal income tax, including the Alternative Minimum Tax.

“Investment grade” quality means securities that are rated at the time of purchase within the four highest grades assigned by Moody’s (“Aaa”, “Aa”, “A” or “Baa”), or S&P (“AAA”, “AA”, “A” or “BBB”) or Fitch (“AAA”, “AA”, “A” or “BBB”), or will be unrated securities which are judged by Wellington Management to be of comparable quality to securities rated within these four highest categories.  The Fund may invest up to 20% of its total assets in non-investment grade debt securities.  Any security rated “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch, or securities which, if unrated, are determined by Wellington Management to be of comparable quality are below-investment-grade. Debt securities rated below-investment-grade are commonly referred to as “high yield - high risk” or “junk bonds”.  The average maturity of the Fund’s holdings may range from 5 to 30 years.

The sub-adviser, Wellington Management, combines top-down strategy with bottom-up fundamental research and comprehensive risk management within the municipal bond portfolio construction process. Bottom-up, internally generated, fundamental research attempts to identify relative value among sectors, within sectors, and between individual securities. Wellington Management will also implement an inflation hedge overlay using CPI swaps on 50% to 100% of fund assets.

5.                                       Under the heading “THE INVESTMENT MANAGER AND SUB-ADVISER — The Investment Sub-Adviser” in the Prospectus, the disclosure is deleted and replaced with the following:

Wellington Management provides day-to-day management for the Fund’s portfolio.  Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2011, Wellington Management had investment management authority with respect to approximately $651 billion in assets.

6.                                       Under the heading “THE INVESTMENT MANAGER AND SUB-ADVISER — Portfolio Managers” in the Prospectus, the disclosure is deleted and replaced with the following:

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Timothy D. Haney, CFA, Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2012, focusing primarily on municipal securities. Mr. Haney joined Wellington Management as an investment professional in 2005.

Brad W. Libby, Vice President and Fixed Income Credit Analyst of Wellington Management, has served as portfolio manager of the Fund since 2012, focusing primarily on municipal securities. Mr. Libby joined Wellington Management as an investment professional in 2010. Prior to joining Wellington Management, Mr. Libby was an investment professional with Putnam Investments (1996 to 2009).

Lindsay T. Politi, Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2012, focusing primarily on inflation-protected securities. Ms. Politi joined Wellington Management as an investment professional in 2000.

7.                                       Under the heading “THE INVESTMENT MANAGER AND SUB-ADVISER — MANAGEMENT FEE” in the Prospectus, the last sentence of the last paragraph is deleted and replaced with the following:

A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement of the Fund is available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2011.  A discussion regarding the basis for the Board of Directors’ approval of the investment sub-advisory agreement of the Fund will be available in the Fund’s semi-annual report to shareholders for the six-month period ended April 30, 2012.

8.                                       Under the heading “PERFORMANCE NOTES” in the Prospectus, the following is added after the first paragraph:

Performance information represents performance of the Fund’s previous sub-adviser, Hartford Investment Management Company.  As of March 5, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

9.                                       In connection with the Fund’s change in investment strategy, the Fund’s benchmark is changed from the Barclays Capital Municipal Bond Index to the Barclays Capital Municipal Bond 1-15 Year Blend (1-17) Index.  Hartford Investment Financial Services, LLC, the Fund’s investment manager, believes that the Barclays Capital Municipal Bond 1-15 Year Blend (1-17) Index better reflects the Fund’s revised investment strategy. The Barclays Capital Municipal Bond 1-15 Year Blend (1-17) Index is a sub-index of the Barclays Capital Municipal Bond Index.  It is a rules-based market value-weighted index of bonds with maturities of one year to 17 years engineered for the tax-exempt bond market.

Management Fee Schedule Change

As of March 1, 2012, the above referenced Prospectus is revised as follows:

Under the heading “THE INVESTMENT MANAGER AND SUB-ADVISER — MANAGEMENT FEE,” the second paragraph is deleted and replaced with the following:

The management fee set forth in the Fund’s investment advisory agreement is 0.500% of the first $500 million, 0.450% of the next $500 million, 0.440% of the next $1.5 billion, 0.430% of the next $2.5 billion, 0.420% of the next $5 billion and 0.410% in excess of $10 billion annually of the Fund’s average daily net assets.

This Supplement should be retained with your Prospectus for future reference.